Exhibit 10.1

CERTAIN INFORMATION IDENTIFIED BY BRACKETED ASTERISKS ([***]) HAS BEEN OMITTED
FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION
THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SCOPE OF WORK

This Scope of Work (“SOW”), SOW:[ID], effective as of the date of the last signature below (“Effective Date”), is made by and between Nexalin Technology, Inc. (“Sponsor”) and Lindus Health Limited (“Lindus Health”) and shall be governed by the Master Services Agreement (“MSA”). Sponsor and Lindus Health shall be referred to herein individually as a “Party” and collectively as “Parties”. This SOW should be read alongside the MSA, and any other SOWs or SOW amendments that relate to the same project, in totality referred to as “the Lindus Health Agreement”.

1. Study Information

●	Protocol / Project Title: HALO Clarity Transcranial Alternating Current Stimulation Therapy for Adults with Moderate-to-Severe Insomnia: A Prospective, Randomized, Triple-Blind, Sham-Controlled, Decentralized, Superiority Trial (“Pivotal Study”)
●	Protocol Number: CLP004
●	Phase: Pivotal

2. Definitions

This SOW and the Study contemplated herein is subject to the terms and provisions of the MSA. Capitalized terms used herein that are not otherwise defined in this SOW shall have the meaning ascribed to them in the MSA.

3. Scope of Services / Delegated Obligations

The Parties agree that Lindus Health will perform the Study set out in “Appendix A - Study Scope” in accordance with the terms of the Lindus Health Agreement and the Quality Agreement set out at Appendix D. The Services to be performed by Lindus Health pursuant to this SOW, including without limitation all Sponsor obligations that are to be transferred to Lindus Health, are set forth within this SOW. Lindus Health’s own Standard Operating Procedures will be used to carry out Transferred Obligations.

4. Study Budget / Payment Schedule

Sponsor will make payments to Lindus Health as set forth in “Appendix B - Payment Terms, Budget, and Payment Schedule” in accordance with the MSA unless otherwise specified in Appendix B.

5. Delays/Holds

If Sponsor delays or postpones the Study, or requests that Services be delayed or put on hold, other than as a result of Lindus Health’s negligence, Sponsor shall be responsible for all documented, non-cancellable costs incurred by Lindus Health, in accordance with Appendix B - Budget and Payment Schedule.

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6. Approved Affiliates / Key Personnel

As provided by the MSA, all Key Personnel who may be performing the Services pursuant to this SOW are listed within this document. All inquiries and correspondence regarding this SOW, including billing and payment issues, shall be directed as set forth below:

	Name/Title	Email
Administrative/Contractual Matters	[***]	[***]
Payment Matters	[***]	[***]
QA Matters	[***]	[***]

7. Term and Termination

The term of this SOW shall commence on the Effective Date and shall end upon the completion of all Services described herein, unless this SOW is terminated in accordance with the MSA.

8. Amendments

No modification, amendment, or waiver of this SOW shall be effective unless in writing signed by a duly authorized representative of each Party in accordance with Section 14.3 of the MSA.

This SOW has been entered into by the Parties or their duly authorised representatives on the date of last signature below.

LINDUS HEALTH LIMITED	Nexalin Technology, Inc.
Signature: /s/ [***]	Signature: /s/ Mark White
Name: [***]	Name: Mark White
Title: [***]	Title: President & CEO
Date: 10-Apr-2026	Date: 17-Apr-2026

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APPENDIX A - STUDY SCOPE

The timelines and specifications below are based on the following document(s): Nexalin Round 3 draft HALO Clarity Transcranial Alternating Current Stimulation Therapy for Insomnia.docx. Any changes to the following items will require a Change Order under Section 3 of the MSA, or an extension to the timelines below, as determined by Lindus Health in its sole discretion:

●	Addition of new clinical sites;

●	Increase in the total number of participants enrolled;

●	Amendments to the Protocol after the Study Startup Period has commenced (pursuant to Section 3.3 of the MSA);

●	Amendments to any of the primary, secondary, or safety analyses (as applicable to the Study) (“Critical Analyses”) after the Study Startup Period has commenced;

●	Extension of the Study duration by more than [***];

●	Addition of more than [***] new case report forms (CRFs);

●	Introduction of new study endpoints or significant revisions to the statistical analysis plan;

●	Receipt of COA validated licences’ quote for required ePROs and ClinROs as stated in protocol;

●	Requests for major additional features or integrations within the Citrus platform.

The above is not an exhaustive list of items which may require a Change Order.

Under Section 3.1.1 of the MSA, no such Change shall come into effect until the Parties have executed a Change Order unless otherwise agreed between the Parties under Section 3.1.3.

Project Timelines

Activity		Estimated Start	Estimated Completion
Effective Date of Contract	10-Apr-26	10-Apr-2026
Kick-off Meeting	[***]	[***]	[***]
Regulatory & Ethics Submissions*	[***]	[***]	[***]
Start Up Includes Site Training, TMF Setup, Data Management Initiation, Participant Recruitment Campaign, Site Start up	[***]	[***]	[***]
Citrus platform configuration: eCRF/ePRO, custom logic and edit check implementation**	[***]	[***]	[***]
Citrus platform: validation and UAT**	[***]	[***]	[***]
Enrollment period First participant consent to last participant in	[***]	[***]	[***]
Intervention and Follow-up: Last participant in to last participant last visit	[***]	[***]	[***]
Study Close Out	[***]	[***]	[***]
Total Study Duration	14	10-Apr-26	08-Jun-27
*Please note that the IRB/Ethics & regulatory (where applicable) submission will take place once the protocol has been finalized, with review expected to be underway in parallel with start-up activities outlined above. **Any changes to the protocol or from regulatory feedback after Citrus build has begun will extend the build timeline.

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The Study Startup Period shall commence on the Business Day after both the Protocol and Critical Analyses (if applicable) have been agreed and finalized between the Parties.

Services

In addition to the Services below, Lindus Health’s and other third parties’ Roles and Responsibilities are set out in Appendix C.

SCOPE OVERVIEW
Lindus Health services provided

The following services will be provided per Study:

●

Overall project and Study management

●

Citrus platform for: EDC, including integrated eCOA module/CTMS/Clinical Database

●

eTMF/eISF

●

Data management

●

Protocol finalization based on existing draft

○

Covered under SUA

●

IRB preparation/submission and reporting, including IRB and registration fees

●

Regulatory preparation and submission, including protocol review

●

Recruitment

●

Clinical Study monitoring

●

Medical monitoring

●

Lindus Health virtual site

●

Patient stipend

●

Randomization

●

Device logistics to patients (DtP)

●

Biostatistics

●

Medical writing (CSR)

●

COA license for validated scales

If Sponsor requires services not listed above under Lindus Health, a rebid will be required.

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Sponsor responsibility

Sponsor will provide the following per Study:

●

Protocol writing

●

Investigational Device Approval (US pivotal)

●

Study specific insurance

●

Providing licensed clinicians to assess baseline data - Sponsor is responsible for participant eligibility evaluation, including ensuring adequate clinician availability to conduct assessments.

●

HALO devices:

○

instructions for use document

○

helpdesk/technical support to Lindus Health virtual site and participants

○

training and troubleshooting to participants

●

Creation and provision of technical device documents required for regulatory submission: Instructions For Use document for HALO device

As per Sponsor feedback on December 17th 2025, DSMB will not be required.

Service geography	United States
# of sites	1, Lindus Health Virtual Site
# of patients enrolled	160
Screen failure rate	50%
Dropout rate	<20%
SAE rate related to HALO device	0% UADE rate - as confirmed by Sponsor In the event a UADE occurs or unrelated SAE occurance is >4 SAE events, a change order will be required.
AE rate	<5%
Languages patient-facing	English
Languages site-facing	English
Study meetings

●

Investigator meeting: none

●

Sponsor teleconferences:

○

Startup: Weekly call of 1 hour

○

Enrollment: Weekly call of 1 hour

○

Treatment: Up to weekly call of 1 hour

○

Closeout: Up to weekly call of 1 hour

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All deliverables below are per Study

LINDUS HEALTH DELIVERABLES
CITRUS PLATFORM
Citrus EDC	Lindus Health will be responsible for programming our EDC to capture all study endpoints and assessments including eCOAs and eCRFs, with built-in data validation. Including assessment scheduling, patient reminders via SMS, email, and phone.
Citrus clinical database	Lindus Health will be responsible for coding, building and testing of the Study database for all endpoint data by our data management team including a full UAT. All data will be stored and coded automatically in tabular format. If other data formats are required for submission (eg full SDTM or aDAM) a change order will be required.
Data management

Lindus Health data management team will be responsible for support throughout the Study, including data querying, cleaning, database review before any database locks.

●

This includes 2 data exports in tabular format: 1 during interim analysis and 1 after database hard lock.

●

In the event Sponsor requires additional data exports/interim analysis, a rebid will be required and timelines might be extended.

Citrus central monitoring	Lindus Health will be responsible for centralized, real-time monitoring for Study endpoint, S/AEs and protocol adherence monitoring.
Helpdesk/technical support	Email support for Citrus will be available to Study patients and Sponsor during business hours. Support includes resolution of common platform user issues (such as login or other account access issues). Participants experiencing technical problems will contact Lindus health’s virtual site as the first line of support.
Validated COA licenses	Lindus Health will be responsible for procuring the required Validated questionnaire licenses while cost will be treated as passthrough.
Biostatistics
Biostatistics	Lindus Health statisticians will be responsible for the drafting of the Statistical Analysis Plan (SAP) and execution of the SAP, resulting in full statistical analysis, including tables, listings and figures.
CONSENT & SOURCE
eConsent	Lindus Health will be responsible for providing virtual site with a risk proportional eConsent platform (including 21 CFR Part 11 to consent participants.
eSource	Lindus Health virtual site will collect source documents electronically through Citrus.
ELECTRONIC TRIAL MASTER FILE (eTMF)
eTMF

Lindus Health will be responsible for setting up and maintaining the eTMF to store key Study documents and allow for centralized monitoring. Lindus Health virtual site will be provided with an electronic investigator site file.

After Study close out, Sponsor will be responsible for TMF archiving. Sponsor will download TMF documents from Lindus Health’s eTMF partner platform.

RANDOMIZATION
Randomization	Lindus Health will be responsible for randomization of patients into the specified arms through a trusted randomization partner.

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CLINICAL OPERATION DELIVERY
Project management	Overall Study project management will be provided by Lindus Health. Assigned Project Lead (PL) will be accountable for the end-to-end delivery of Lindus Health’s Services including managing the project scope, timeline, quality, communication, risk mitigation and procurement throughout the course of the Study. Metric reports will be provided and the frequency will be mutually agreed upon at the start of the Study after the KOM. Through established and documented communications, Lindus Health PL will keep Sponsor informed on an ongoing basis about task/deliverable completion across all Study phases, and will monitor any modifications or significant events that could affect overall administration of the project. All the above details will be located in the Project Management Plan, which will be created by Lindus Health and shared with Sponsor prior to FPI. In addition, PL will prepare a Risk Management Plan to identify, analyze, and manage the major risks associated with the Study.
Vendor management	Lindus Health will be responsible for managing Lindus Health’s Study vendors including randomization, logistics, questionnaire licensing and stipend distribution vendors.
PATIENT RECRUITMENT
Recruitment campaign design and materials	Lindus Health will be responsible for designing custom recruitment campaign materials including: ● dedicated webpage ● digital advertising
Patient identification	Lindus Health will be responsible for the active identification and recruitment of patients via the campaign materials detailed above. This will be centrally run by your Lindus Health Clinical Operations team.
Medical records

Patients will self-report their medical/medication history for the Study with no access to medical records requested by the Lindus Health study team. This information will be reviewed by the Investigator, along with the other screening assessments, to determine eligibility.

Validation of prior insomnia diagnoses and concurrent medications through medical records for the US-based pivotal study is not in scope. A change order will be required in the event Sponsor requires it.

MEDICAL WRITING
Protocol review	Lindus Health will be responsible for reviewing and finalizing the full study protocol.
CSR	Lindus Health will be responsible for drafting the CSR. This will be based on FDA guidelines. One draft will be shared with Sponsor over a maximum [***] time period before the document is finalized; Sponsor queries should be submitted in batches at these review timepoints.
IRB & COMPETENT AUTHORITY
IRB submission	Lindus Health will be responsible for submission and approval from the appropriate central IRB. Additional submissions will be treated as passthrough costs.
Regulatory package and submission	Lindus Health will be responsible for preparation of regulatory submission package documents, including maintenance and submission of registry listing.

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CLINICAL and MEDICAL MONITORING
Remote study monitoring

●

Lindus Health will be responsible for the creation and execution of a centralized, study monitoring plan in line with ICH GCP and FDA guidelines.

●

We assume all Study monitoring will be done remotely in line with FDA guidelines.

●

Scope does not include ad-hoc remote monitoring visits and will require a change order in the event Sponsor requires them.

Medical monitoring

Lindus Health will be responsible for medical monitoring and for the oversight of the safety and wellbeing of all Study patients. Monitoring, reporting and escalating any patient AEs and SAEs, in line with ICH GCP guidelines and the Study monitoring plan.

The Study protocol will define the type of safety events that need to be reported, which will have been agreed by Sponsor before the Study begins. The conditions for safety event collection will be based on a risk adapted approach. Each Study will use a Study specific Safety Management Plan (SMP), in conjunction with the Safety Reporting SOP. Tracking of safety events will be captured in the Citrus platform.

All AEs classified as Serious are recorded within 24 hours of becoming aware of the event, as an SAE in the EDC system. This includes an assessment of causality by a medically qualified doctor. We have assumed a 0% UADE rate. In case an SAE is required to be reported because it is a UADE, a change order will be required to account for reporting costs.

We have assumed there will be up to 4 unrelated SAEs within the trial. In the event that this is exceeded, there will be a change order.

Any unanticipated adverse device effect will be immediately evaluated and investigated within 5 working days after Sponsor makes that determination and within 15 working days after Sponsor first received notice of the effect if the effect presents an unreasonable risk to Study patients.

Safety reporting	Lindus Health will provide regular safety summary reports to Sponsor.
Medical coding	Lindus Health will manage the medical coding using MedDRA coding for Serious Adverse Events (to HLT), and Laboratory results and WHODrug coding for concomitant/prior medications at the deepest coding level (Chemical substance). All other coding (Adverse Event, Medical History, Study Procedures) can be done via high level protocol defined coding groups after discussions and alignment with Sponsor.
LINDUS HEALTH VIRTUAL SITE
Patient-facing Study staff	Lindus’ trained staff will conduct all screening, ID verification, training and tele-visits. We also provide patient concierge services for any questions or issues. Nexalin clinicians will be responsible for conducting Baseline Call alongside Lindus’ virtual site staff.
Device use metrics	Lindus Health study team will not have access to app usage metrics to ensure participants complete the full session five days per week over the four-week intervention period. Sponsor’s Study team will be responsible for reviewing these metrics and incorporating them into the final analysis.
PATIENT PAYMENT
Management of patient stipend	Lindus Health will manage and administer patient payments.

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DEVICE LOGISTICS
Device management

Lindus Health will manage our preferred partner responsible for device storage, distribution to patients, and return to Sponsor. We assumed the following:

●

Country of Study drug manufactured origin: USA

●

Device will be manufactured and ready for Study at the time of Study initiation

●

Receipt, storage and distribution will be under controlled room temperatures (CRT)

●

One (1) receipt of all devices to the logistics partner depot.

●

Device arrives packaged, labeled, and ready for distribution.

●

One (1) shipments per patient

●

One (1) return per patient

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APPENDIX B - PAYMENT TERMS, BUDGET, AND PAYMENT SCHEDULE

1. INVOICE

●	Lindus Health shall provide Sponsor an invoice for completed Services detailing fees and any Pass-Through Costs incurred as specified in the Payment Schedule. Invoices shall describe in detail the Services performed and expenses incurred for such Services and shall meet the requirements specified in Section 4 of the MSA. Sponsor shall submit payment to Lindus Health in full and cleared funds for all undisputed invoices within thirty (30) days following receipt of such invoices from Lindus Health. Sponsor shall pay all disputed invoices within thirty (30) days following resolution of such dispute by the parties.

●	Where payment of any invoice relating to an SOW is not made in full on the due date, other than where Sponsor has notified Lindus Health in writing of Sponsor’s good faith dispute of the invoice, Lindus Health reserves the right to charge interest on the outstanding amount (both before and after any judgment) at the rate of [***]% above the base rate from time to time of Barclays Bank PLC from the due date until the outstanding amount is received by Lindus Health in full and cleared funds.

●	Sponsor shall make all payments of the fees due to Lindus Health under the Lindus Health Agreement by electronic transfer into the bank account as specified in the SOW.

●	Sponsor billing address for invoices: Nexalin Technology, 1776 Yorktown, Suite 550, Houston, TX 77056

●	Invoices shall be sent to the following Sponsor’s email address [***], [***]

●	Invoices shall be sent to Sponsor containing the following information: P.O. Number, Study name and Ref. Number CLP004

2. PAYMENT TERMS

●	Study Retainer and Milestone Payments:

●	On execution of the SOW, Lindus Health will issue an invoice for the retainer fee which represents [***]% of total fees. These will be credited back pro rata against the milestone invoices. Upon Study cancellation or closure, Lindus Health will refund Sponsor the balance of the payment that is on hand, less the price of any activities that are determined to be either fully or partially complete upon termination.

●	Milestone payments will be invoiced and paid in accordance with and as outlined in the Payment Schedule table below. These payment amounts are fixed, based on the attached protocol and deliverables in this SOW.

●	Discount: Lindus Health has applied a discount of [***]% to the core costs shown in this SOW.

●	Pass-through Costs: Estimated costs incurred by a third-party vendor, passed on to Sponsor. All pass-through costs are estimates, and may increase in accordance with the MSA. Lindus Health will invoice Sponsor for Pass-through Costs on a monthly basis, as costs are incurred. The final Pass-through Cost invoice will be issued once all third-party invoices have been received. Invoices will be combined where possible.

●	Third-party Vendors Management Fees: A [***]% management fee for the administrative services related to the handling, oversight, and coordination of the third-party vendors will be invoiced monthly, as costs are incurred, based on the total value of the passthrough for that month.

●	Inflation: Inflation will be applied to all invoices following the first 12 month period of the Study duration, at a rate of [***]% per annum. However, if the Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, increases or decreases by more than [***]% of the estimated value for a consecutive [***] period, the CPI calculated for that month will be applied to the estimated inflation rate. The Parties recognize that services may be provided by third parties (listed below) and invoiced in local currency. Prices are based on the exchange rates published on the date of Contract signature. If exchange rates fluctuate by [***]% during the course of the Study, Lindus Health has the right to update pricing accordingly, and upon agreement by both parties.

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●	Delays/Hold: The cost estimate provided in this SOW assumes that there are no changes to Project TImelines (referenced herein) as a result of Sponsor delay. Sponsor delays include but are not limited to:

i.	Delays to reviewing and approving key documentation (reasonable timeframe for reviewing will of course be given)

ii.	Pausing of project

iii.	Delays to any of Sponsor responsibilities as laid out in the full Division of Responsibilities

iv.	Delays to provision of Study device

v.	Delays to Study timelines

vi.	Recruitment delays attributable to clinician unavailability

If Sponsor activity results in the extension of these timelines an additional cost of $[***] per week of delay will be billed, to cover the cost of maintaining the project team in place.

If a delay lasts more than [***], the Parties shall cooperate in good faith to conduct a review of this SOW and determine if any Changes are required to the Services or budget.

●	Value Added Tax: Where applicable, VAT or an equivalent sales tax shall be added to any amount stated in this SOW in accordance with Section 4.5 of the MSA.

●	Contract Currency: All amounts due under this SOW will be billed in USD (Pivotal study).

3. STUDY BUDGET AND PAYMENT SCHEDULE

Deliverable	Unit Type	No. Units	Unit Price	Total Price	Description
Study Management				$[***]
Study Management: Protocol Development	Per month	1	$[***]	$[***]	Project oversight and beginning work on start up tasks as protocol is being developed
Study Management: Start-up	Per month	3	$[***]	$[***]	Create and maintain the Project Plan, set-up and manage vendors, manage staff and coordinate deliverables, work with investigators as required, identify, escalate, and mitigate project issues
Study Management: Enrollment	Per month	5	$[***]	$[***]	Project management admin oversight during the enrollment months. Includes dedicated trial manager support throughout the duration of the trial, and support from Lindus Health’s medical, clinical operations teams, and key metrics reports.
Study Management: Conduct	Per month	2	$[***]	$[***]	Project management admin oversight during the conduct months. Includes dedicated trial manager support throughout the duration of the trial, and support from Lindus Health’s medical, clinical operations teams, and key metrics reports.

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Study Management: Close-out	Per month	4	$[***]	$[***]	Includes end of study communication, database lock, admin oversight, and reconcile study finances.
Study Team Training	Per study	1	$[***]	$[***]	Includes as many ongoing training meetings as required
Clinical Operations				$[***]
Informed Consent	Per form	1	$[***]	$[***]	Includes ICF development; site and local ethics-specific revisions; and translations, as required. Includes clinical and medical support and reviews.
Initial IRB Submissions	Per site	1	$[***]	$[***]
Annual IRB/Ethics Submissions	Per site per year	2	$[***]	$[***]
Site Management	Per site	1	$[***]	$[***]	Includes contact with study sites on a periodic basis to manage the general study progress and maintain essential documents.
Patient Recruitment				$[***]
Recruitment initiation	Per study	1	$[***]	$[***]	Detailed Strategy Development, Mapping Participant Experience Mapping, flow and logic, Nurture stream development, Development of All creative materials required for the campaign, including outreach materials, build of study-specific Trial Landing Page, and digital pre-screener, Launch recruitment channels and protocol specific segmentation
Recruitment monthly platform fee	Per month	5	$[***]	$[***]	Management of Campaigns and Relationships during the enrollment period
Pre-screening	Per screened patient	291	$[***]	$[***]	Call centre services for more in-depth pre-screening after participants are deemed preliminary eligible on TLP
Lindus Health Virtual Site				$[***]
Virtual Site Activities	Per enrolled patient	160	$[***]	$[***]	Includes all screening and study visits with Lindus Health’s virtual site team
Clinical Study Monitoring				$[***]
Central Monitoring - Off-Site	Per month	7	$[***]	$[***]

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Medical Monitoring				$[***]
Medical Management Plan (MMP)	Per plan	1	$[***]	$[***]
Medical Monitoring Project Management	per month	7	$[***]	$[***]	Assumes 2, 1-hour meetings per week (internal / external) + overhead / oversight time
Site Interaction	Per screened patient	291	$[***]	$[***]	Assist sites with patient inclusion and exclusion criteria and protocol clarifications and deviations.
Medical Review of Study Setup Activities	Per study	1	$[***]	$[***]	Includes CRF and edit checks (6 hrs), MoH and local ethics/IRB submissions (2 hrs), SAP (2 hrs)
Review Patient Listings	Per patient	160	$[***]	$[***]	Review of incremental safety listings.
Safety				$[***]
Safety Management Plan (SMP)	Per plan	1	$[***]	$[***]
Safety Database Set-up	Per database	1	$[***]	$[***]
Safety Management	Per month	7	$[***]	$[***]	Includes maintenance of the SMP, safety database, and general oversight.
SAE Handling	Per SAE	4	$[***]	$[***]
SAE Assessment (Causality, Seriousness, and Expectedness)	Per SAE	4	$[***]	$[***]
Entry of SAE in Safety Database	Per SAE	4	$[***]	$[***]
Patient Narrative Development	Per SAE	4	$[***]	$[***]
Analysis of Similar Events	Per SAE	4	$[***]	$[***]
SAE Query Management	Per SAE	4	$[***]	$[***]
SAE Reconciliation	Per SAE	4	$[***]	$[***]
Safety Letter Production & Distribution to Sites, Central Ethics Committees, and IRBs	Per submission	4	$[***]	$[***]
Final Safety Report	Per report	1	$[***]	$[***]

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Citrus Platform Build, Maintenance and Close out				$[***]
Create Data Management Plan (DMP)	Per DMP	1	$[***]	$[***]
Citrus Platform Build, Maintenance and Close out	Study	1	$[***]	$[***]
Schedule of Activities Development (Visits, CRF, and ePRO)	Per Visit* Arm	22	$[***]	$[***]	Includes Schedule of activities for 11 CRF and 16 ePROS.
ePRO development	Per ePRO	16	$[***]	$[***]
CRF Development	Per CRF	11	$[***]	$[***]
CRF/ePRO Licensing Management	Per CRF/ePRO	5	$[***]	$[***]
Pre-Screener Development	Per study	1	$[***]	$[***]
Randomization Setup	Per study	1	$[***]	$[***]
Demo Build	Per study	1	$[***]	$[***]
UAT Preparation and Oversight	Study	1	$[***]	$[***]	Lindus will transfer and provide all study documentation in adequate form for archiving. Includes preparation and oversight for both Visits and CRFs & ePRO.
Citrus Support Help Desk	Per month	7	$[***]	$[***]
Citrus Platform Fee	Per month	7	$[***]	$[***]
Data Management				$[***]
Data Project Management	per month	14	$[***]	$[***]	Assumes 2, 1-hour meetings per week (internal / external) + overhead / oversight time
Interim Analysis	Per interim analysis	1	$[***]	$[***]
Data Review and Cleaning	Per query / DCF	668	$[***]	$[***]

Query Generation: Automatically generate queries (often in the form of DCFs) for discrepancies or data outliers that don’t pass validation checks.

Query Management: Manage and track queries (DCF) through resolution, ensuring timely response and documentation of all changes.

Data Cleaning: Perform systematic cleaning of the data, resolving discrepancies and ensuring consistency across all data points.

Data Transfer	Per transfer	1	$[***]	$[***]
Database Lock	Per hard lock	1	$[***]	$[***]
Database Archiving	Per archive	1	$[***]	$[***]	Lindus will transfer and provide all study documentation in adequate form for archiving

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Biostatistics				$[***]
Statistical Analysis Plan (SAP) Development	Per SAP	1	$[***]	$[***]
Statistical Analysis Plan (SAP) Review	Per SAP	1	$[***]	$[***]
Generation and QC of Tables, Figures and Listings	Default TLF number	40	$[***]	$[***]	Assumes 40 TLFs. Additional TLF’s will be billed as incurred at $[***] each.
Other Biostatistics Output (e.g. Interim Analysis, Follow-up Analysis, or Blinded Data Review)	Per Output	1	$[***]	$[***]
Medical Writing				$[***]
Protocol Review & Feedback	Per protocol	1	$[***]	$[***]
Clinical Study Report (CSR)	Per report	1	$[***]	$[***]	This assumes a maximum of 40 TLFs and 1 Draft. Subsequent work will be billed $[***].
Vendor Management				$[***]
Vendor Management	5% of Vendor Pass Through	1	$[***]	$[***]	Work to select, qualify, onboard and manage vendors, and manage issue and reconcile all invoices and payments
Project Meetings				$[***]
Study Kick-Off Meeting	Per study	1	$[***]	$[***]
Investigator Meeting Coordination	Per meeting	0	$[***]	$[***]
Teleconfences	Per week	54	$[***]	$[***]	Assumed 1 teleconference per week involving relevant study members.
Total Direct Fees				$944,820

PASSTHROUGH EXPENSES
IRB submission	Per site	1	$[***]	$[***]
eTMF	Per study	1	$[***]	$[***]
IRT System	Per study	1	$[***]	$[***]	Sealed Envelope
Patient Payment	Per patient	160	$[***]	$[***]
Patient Payment Handling (Virtual Incentives)	Per study	1	$[***]	$[***]
US Courier - Ground Shipping	Per shipment	160	$[***]	$[***]

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eConsent	Per site	1	$[***]	$[***]
SiteLink (eISF)	Per site	1	$[***]	$[***]
Asynchronous ID verification	Per pre-screened participant	294	$[***]	$[***]
Digital Advertising Costs	Per enrolled participant	1	$[***]	$[***]	Per unit quantity. Estimated passthrough cost for digital advertising per participant enrolled.
Insomnia Severity Index (ISI) Licensing Fee	Per study	1	$[***]	$[***]	ISI administration fee = €[***] MAPI service fees = €[***]
Pittsburgh Sleep Quality Index (PSQI) Licensing Fee	Per study	1	$[***]	$[***]	Licensing fee
SF-36 Licensing Fee	Per study	1	$[***]	$[***]	Licensing fee for 3 timepoints per pt, licensing [***] administrations (rounding up to nearest 100)
TOTAL PASSTHROUGH EXPENSE				$186,327

Payment Schedule
Fee Description	Driver	Total (USD)	Schedule	Date
Start Up Agreement	SUA funds already invoiced	$[***]
Fee Description	Driver		Schedule
Milestone 1: Contract Execution	[***]	$[***]	At Contract Execution	10-Apr-26
Milestone 2: Ethics Submission	[***]	$[***]	After IRB/Regulatory Submission	Beginning [***]
Milestone 3: First Patient In	[***]	$[***]	After First Patient In	[***]
Milestone 4: 25% Enrolment	[***]	$[***]	After 25% of Patients Enrolled	[***]
Milestone 5: 50% Enrolment	[***]	$[***]	After 50% of Patients Enrolled	[***]
Milestone 6: Last Patient In	[***]	$[***]	After Last Patient In	[***]
Milestone 7: Database Lock	[***]	$[***]	After Database Lock	[***]
Vendor Oversight Management	[***]	$[***]		Beginning 10-Apr-2026
Passthrough Expenses	[***]	$[***]		Beginning 10-Apr-2026
Medical Coding	[***]	$[***]		Beginning [***]
TOTAL (Excluding SUA cost)		$1,109,852
All costs are fixed unless noted as ‘per unit quantity’. Lindus Health reserves the right to issue a change order if quantities of fixed cost items deviate substantially from the assumed quantities in this budget. Any line items scheduled as ‘per additional’ are as needed and not included in the total cost.

Confidential	Page 16 of 18

APPENDIX C - ABBREVIATED PROJECT ROLES AND RESPONSIBILITIES

Confidential	Page 17 of 18

APPENDIX D - QUALITY AGREEMENT

Confidential	Page 18 of 18